Exhibit 99.2
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                       CONVERTIBLE SUBORDINATED DEBENTURE
                               PURCHASE AGREEMENT

     THIS CONVERTIBLE SUBORDINATED DEBENTURE PURCHASE AGREEMENT is entered into as of the 21st day of September, 1999, by and between MDI Entertainment, Inc., a Delaware corporation (the "Corporation"), with its principal place of business located at 201 Ann Street, Suite 210, Hartford, Connecticut 06103, and Scientific Games, Inc. (the "Investor").

     WHEREAS, the Investor wishes to purchase from the Corporation, and the Corporation wishes to sell to the Investor, a convertible subordinated debenture;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     SECTION 1. Reservation of Shares of Common Stock. The Corporation has authorized and reserved and covenants to continue to reserve, free and clear of preemptive and other preferential rights, a sufficient number of its previously authorized but unreserved shares of Common Stock, par value $.001 per share (the "Common Stock"), to satisfy the rights of conversion of the holder of a $750,000 principal amount of convertible subordinated debenture due 2009 (the "Convertible Debenture"), the form of which is attached hereto as Exhibit 1.

     SECTION 2. Purchase and Sale of the Convertible Debenture. The Corporation agrees to sell to the Investor, and the Investor agrees to purchase from the Corporation, at the Closing (as hereinafter defined) and upon the terms and conditions hereinafter set forth, the Convertible Debenture. The purchase price for the Convertible Debenture to be sold pursuant to this Agreement shall be $750,000.

     SECTION 3. Delivery of the Convertible Debenture. The closing hereunder with respect to the transactions with the Investor contemplated hereby (the "Closing") shall take place at the offices of Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, New York, New York 10176, on September 1, 1999 at 10:00 a.m. New York time or at such other mutually agreed to time and place. At the Closing, the Corporation shall deliver to the Investor the Convertible Debenture, registered in the name of the Investor. Delivery to the Investor shall be made against receipt by the Corporation of the full amount of the purchase price for the Convertible Debenture being purchased by the Investor hereunder by check payable to the order of the Corporation or by wire transfer of immediately available funds to an account specified in writing by the Corporation.

     SECTION 4. Use of Proceeds. The Corporation shall use the proceeds from the sale of the Convertible Debenture to fund the Corporation's general working capital needs.

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     SECTION 5. Representations and Warranties of the Corporation. The
Corporation hereby represents and warrants to the Investor as follows:

               5.1 Organization. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to carry out the transactions contemplated hereby. The Corporation is duly qualified as a foreign corporation and is in good standing in all such other jurisdictions (which jurisdictions are listed in Exhibit 5.1) in which the conduct of its business or its ownership or leasing of property requires such qualification and in which the failure so to qualify or so to be in good standing would have a materially adverse effect on the Corporation's operations or financial condition.

               5.2 Capitalization. The entire authorized capital stock of the Corporation and the rights to acquire capital stock of the Corporation consists of:

               (a) 25,000,000 shares of Common Stock of which 7,776,500 shares have been duly and validly issued and are outstanding, fully paid and nonassessable, (ii) 375,000 shares have been reserved for issuance upon conversion of the Convertible Debenture, and (iii) no shares are held as treasury shares;

               (b) 5,000,000 shares of preferred stock of which 2,027 shares of Series A Preferred Stock, par value $.001 per share, have been authorized and which have been duly and validly issued and are outstanding, fully paid and nonassessable; and

               (c) Exhibit 5.2(c)

               5.3 Reporting Company Status. The Corporation has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and traded on the NASDAQ/OTC Bulletin Board. The Corporation has timely filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act, and has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such listing.

               5.4 SEC Filings. None of the documents filed by the Corporation with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act since September 28, 1998 (collectively, the "SEC Documents") at the time they were filed, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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               5.5 Authorization of this Agreement and the Convertible
Debenture. The execution, delivery and performance by the Corporation of this Agreement and the Convertible Debenture have been duly authorized by all requisite corporate action. This Agreement and the Convertible Debenture have been duly executed and delivered on behalf of the Corporation and constitute the valid and binding obligations of the Corporation, enforceable in accordance with their respective terms. The execution, delivery and performance of this Agreement and the Convertible Debenture, the issuance, sale and delivery of the shares of Common Stock issuable upon conversion of the Convertible Debenture (the "Reserved Shares"), and compliance with the provisions hereof and thereof by the Corporation, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Corporation under, the Certificate of Incorporation or By-Laws or any note, indenture, mortgage, lease, license agreement, contract, purchase order or other instrument, document or agreement to which the Corporation is a party or by which it or any of its property is bound or affected.

               5.6 Authorization of Reserved Shares. The issuance, sale and delivery by the Corporation of the Reserved Shares have been duly authorized by all requisite corporate action of the Corporation, and the Reserved Shares have been duly reserved for issuance upon conversion of all or any of the Convertible Debenture, and when so issued and delivered upon conversion of the Convertible Debenture, the Reserved Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of the Corporation or others.

               5.7 No Governmental Consent or Approval Required. No authorization, consent, approval or other order of, declaration to, or filing with, any governmental agency or body is required for or in connection with the valid and lawful authorization, execution, delivery and performance by the Corporation of this Agreement or the Convertible Debenture, or for or in connection with the valid and lawful authorization, reservation, issuance, sale and delivery of the Reserved Shares.

               5.8 No Material Adverse Change. Since the information reflected in the Corporation's Annual Report on Form 10-KSB for the fiscal year ended May 31, 1999, there has been no material adverse change in the Corporation's financial position, earnings, business operations or properties.

     SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor represents and warrants to the Corporation that:

               (a) The Investor is acquiring the Convertible Debenture, and, in the event an Investor should acquire Reserved Shares upon conversion of the Convertible Debenture, such Investor will be acquiring the Reserved Shares, for its own account, for investment and not for, with a view to or in connection with the distribution thereof.

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               (b) The Investor understands that neither the Convertible
Debenture nor the Reserved Shares have been registered under the Securities Act or any state securities law, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such laws, and that the Convertible Debenture and the Reserved Shares must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration. The Convertible Debenture and any Reserved Shares issued upon conversion shall bear a legend to such effect.

               (c) The Investor understands that the exemption from registration afforded by Rule 144 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act depends upon the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis for sales only in limited amounts.

               (d) The Investor (i) has sufficient knowledge and experience in business and financial matters and with respect to investment in securities of companies comparable to the Corporation so as to enable it to analyze and evaluate the merits and risks of the investment contemplated hereby and (ii) is able to bear the economic risk of such investment. The Investor is an "accredited investor" with the meaning of Regulation D under the Securities Act.

               (e) The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Corporation and materials relating to the offer and sale of the Convertible Debenture which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Corporation and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Investor has also had the opportunity to obtain and to review the Corporation's (1) Registration Statement on Form 10-SB filed on September 28, 1998 as amended; (2) Quarterly Reports on Form 10-QSB for the fiscal quarters ended August 31, 1998, November 30, 1998 and February 28, 1999; (3) Form 8-K filed August 12, 1999; Annual Report on Form 10-KSB for the fiscal year ended May 31, 1999; (4) the Corporation's Proxy Statement for its Annual Meeting of Stockholders held February 9, 1999 and (5) Form 10-KSB for the fiscal year ended May 31, 1999.

               (f) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     SECTION 7. Conditions Precedent to Closing by the Investor. The obligation of the Investor to purchase and pay for the Convertible Debenture being purchased by the Investor is subject to satisfaction of the following conditions precedent at or before the Closing:

               7.1 Corporate Proceedings. All corporate and other proceedings to be taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained and all documents incident to such transactions shall be satisfactory in form and substance to the Investor and its counsel, who shall have received all such originals or certified or other copies of such documents as it may reasonably request.

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               7.2 Representations and Warranties Correct. The representations and warranties made by the Corporation in Section 5 hereof shall be true and correct when made, and shall be true and correct at the time of the Closing, with the same force and effect as if they had been made at and as of the time of the Closing.

               7.3 Compliance with Covenants. The Corporation shall have duly complied with and performed all covenants and agreements of the Corporation herein which are required to be complied with and performed at or before the Closing.

               7.4 Certificate of President. The Corporation shall have provided to the Investor a certificate, signed by its President and dated the date of the Closing, in form and substance reasonably satisfactory to the Investor and its counsel, confirming compliance with the conditions set forth in Sections 7.1 through 7.3.

               7.5 Convertible Debenture and Documents. At or before the Closing, the Corporation and the Investor shall have executed and delivered the Convertible Debenture and the Corporation shall have delivered to the Investor such other documents as any of them shall reasonably request.

     SECTION 8. Covenants. The Investor agrees to negotiated in good faith with any senior lender to the Corporation which requests changes to the Subordination language in the Convertible Debenture and to agree to such modifications in such provisions as are reasonable and customary.

     SECTION 9. Successors and Assigns. This Agreement shall not be assignable by either party without the prior written consent of the other party.

     SECTION 10. Entire Agreement; Effect on Prior Documents. This Agreement and the other documents referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the financing transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

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     SECTION 11. Notices. Any notice or communication given pursuant to this
Agreement by any party to any other party shall be in writing and shall be sufficiently given if personally delivered, sent by facsimile or other means of electronic transmission or sent by mail, postage prepaid to the parties at the following addresses or to such other address as either party may hereafter designate to the others by like notice:

        (i)  if to the Corporation, to:

                   201 Ann Street Suite 210
                   Hartford, CT 06103
                   Attention: President
                   Tel:   (860) 527-5359
                   Fax:   (860)527-5920

        with a copy to:

                   Squadron, Ellenoff, Plesent & Sheinfeld, LLP
                   551 Fifth Avenue
                   New York, NY  10176
                   Attention:  Kenneth R. Koch, Esq.
                   Tel:   (212) 661-6500
                   Fax:   (212) 697-6686

        (ii) if to the Investor, to its address set forth on the signature page hereto, with a copy to:

                   Scientific Games, Inc.
                   1500 Bluegrasses Lakes Parkway
                   Alpharetta, GA 30004
                   Tel:   (770) 664-3700
                   Fax:   (770) 772-7620

        with a copy to:

                   Smith, Gambrell & Russell, LLP
                   Suite 3100, Promenade II
                   1230 Peachtree Street, N.E.
                   Atlanta, Georgia 30309-3592
                   Attention: M. Timothy Elder, Esq.

        SECTION 12. Amendments; Waivers. Except as otherwise provided herein, this Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of the Corporation and the Investor.

        SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.

        SECTION 14. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

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        SECTION 15. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

        SECTION 16. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York without regard to its principles of conflicts of laws.

        SECTION 17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 18. Brokerage Fee. The Corporation and the Investor each represent that other than Venture Partners Capital, LLC and its affiliates (the "Broker"), no broker has been involved in this transaction and each party agrees to indemnify and hold the others harmless from payment of any brokerage fee, finder's fee, or commission claimed by any party who claims to have been involved because of association with such party; provided that the Corporation shall (pursuant to an agreement between the Corporation and Broker) pay all fees owed to the Broker in connection with the transaction.

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        IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.

                                                         MDI ENTERTAINMENT, INC.

                                                       By: /s/ Steven M. Saferin
                                                       -------------------------
                                                         Name: Steven M. Saferin
                                                                Title: President


                                                           SCIENTIFIC GAMES INC.

                                                       By: /s/ William G. Malloy
                                                       -------------------------
                                                         Name: William G. Malloy
                                                        Title: President and CEO



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